Filed pursuant to Rule 497(e )

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Long-Short Equity Fund

Supplement dated July 2, 2018 to the Prospectus, dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG FQ Long-Short Equity Fund, a series of AMG Funds I (the “Fund”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about August 31, 2018, the first paragraph of the section under “Summary of the Funds – AMG FQ Long-Short Equity Fund” titled “Principal Investment Strategies” on page 11 will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including derivatives.

In addition, effective on or about August 31, 2018, the penultimate paragraph of the section under “Additional Information About the Funds – AMG FQ Long-Short Equity Fund” titled “Additional Information About the Fund’s Principal Investment Strategies” on page 19 will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including derivatives. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

In addition, effective on or about July 23, 2018, the Fund’s principal investment strategies and principal risks will be revised as described below.

The section under “Summary of the Funds – AMG FQ Long-Short Equity Fund” titled “Principal Investment Strategies” on page 11 will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant, L.P. (“First Quadrant” or the “Subadviser”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in long and short equity-related positions in sectors, industries and companies in the U.S. based on First Quadrant’s assessment of relative attractiveness, which takes into account both growth and value characteristics. The Fund may invest in or have exposure to companies representing a broad range of market capitalizations, which generally may include small-and mid-capitalization companies. The Fund also may invest in or have exposure to securities issued by real estate investment trusts (“REITs”), other investment vehicles that invest in real estate and operating companies whose businesses relate to real estate. The Fund generally takes long positions in securities, either directly or through swaps or other derivatives, that the Subadviser believes will increase in value by purchasing the security outright or by entering into a swap on a basket of long stocks. The Fund generally takes short positions in securities, either directly or through swaps or other derivatives, that the Subadviser believes will decrease in value by selling the security short or by entering into a swap on a basket of short stocks. The Subadviser will vary the Fund’s long-short exposure over time based on the Subadviser’s assessment of market conditions and other factors. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of

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its assets in long positions (i.e., the Fund will be “net long”). Downside risk is managed through a systematic portfolio protection structure (an option overlay known as a “put/spread collar” strategy) and/or dynamic management of equity market exposure which is intended to reduce risk of the Fund in periods of market stress. When implementing the Fund’s investment strategy, the Subadviser typically uses sophisticated computer models to evaluate a broad universe of equity issuers.

The Fund may use derivatives, such as swaps, futures, options, and foreign currency forwards or futures, to take long and short positions as a substitute for investing in conventional securities, or for any other reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. The Fund may invest in derivatives without limitation. Currently, the Fund intends to gain a portion of its long equity exposure and all of its short equity exposure through the use of a limited number of swaps with the same counterparty.

The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash and cash equivalent holdings may serve as collateral for the Fund’s derivatives positions.

The section under “Summary of the Funds – AMG FQ Long-Short Equity Fund” titled “Principal Risks” on page 12 will be revised to reflect that the Fund may be exposed to the applicable risks directly, by investing in securities, or indirectly, through the use of derivatives. In addition, “Leverage Risk” in that section will be revised to add “swaps” to the types of derivatives that are referenced in the risk description. That section will also be revised to reflect that the Fund will be subject to the following additional principal risks:

Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

The section under “Additional Information About the Funds – AMG FQ Long-Short Equity Fund” titled “Additional Information About the Fund’s Principal Investment Strategies” on page 19 will be deleted and replaced with the following:

First Quadrant serves as subadviser to the Fund. The Fund invests primarily in long and short equity-related positions in sectors, industries and companies based on First Quadrant’s assessment of relative attractiveness, which takes into account both growth and value characteristics. Downside risk is managed through a systematic portfolio protection structure (an option overlay known as a “put/spread collar” strategy) and/or dynamic management of equity market exposure which is intended to reduce risk of the Fund in periods of market stress.

When implementing the Fund’s investment strategy, First Quadrant typically uses sophisticated computer models to evaluate a broad universe of equity issuers that includes roughly 3,000 U.S. companies representing approximately 98% of the U.S. market. These models incorporate both bottom-up security analysis and top-down macro views. The bottom-up view is intended to inform the strategic tilt of the portfolio toward desirable issuer characteristics with the intention to provide consistent performance over time. The top-down view is intended to guide the tactical adjustment in strategic tilts and is designed to enhance the ability to capture upside opportunities while mitigating downside risk.

The Fund may use derivatives, such as swaps, futures, options, and foreign currency forwards or futures, to take long and short positions as a substitute for investing in conventional securities, or for any other reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. The Fund may invest in derivatives without limitation. Currently, the Fund intends to gain a portion of its long equity exposure and all of its short equity exposure through the use of a limited number of swaps with the same counterparty.

The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. The Fund constructs a put/spread collar by buying a put option on a market index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a call option on the same index. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold.

The Fund intends to purchase or have exposure to stocks for its long strategy for the long term. However, sudden changes in the valuation, growth expectations, risk characteristics and/or market environment may cause the Fund to close out a long position after only a short holding period.

The Fund generally takes short positions in securities, either directly or through swaps or other derivatives, that the Subadviser believes will decrease in value. For short positions, the Subadviser seeks to identify companies it believes are relatively expensive, have decreasing earnings expectations and/or are poorly positioned given the current market and economic environment.

When the Fund engages in a short sale it sells a security that it does not own. It sells the security at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security, typically by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than the price at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund may take long or short positions in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.

The section under “Additional Information About the Funds” titled “Summary of the Funds’ Principal Risks” on page 21 will be revised to reflect that the Fund may be exposed to the applicable risks directly, by investing in securities, or indirectly, through the use of derivatives. In addition, each of “Derivatives Risk” and “Leverage Risk” in that section will be revised to add “swaps” to the types of derivatives that are referenced in the first sentence of the risk description. That section will also be revised to reflect that the Fund will be subject to the additional principal risks of Credit and Counterparty Risk and Liquidity Risk.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE